Fees Summary	Feb. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 246,754,957.85
Previously Paid Amount	0
Total Fee Amount	37,778.19
Total Offset Amount	0
Net Fee	$ 37,778.19